                                                                    EXHIBIT 10.8


                                RIVALS.COM, INC.

                      AMENDED AND RESTATED VOTING AGREEMENT



        This Amended and Restated Voting Agreement (the "Agreement") is made as of the 11th day of February, 2000, by and among Rivals.com, Inc., a Washington corporation (formerly known as Rivalnet, Inc.) (the "Company"), the holders of shares of Common Stock of the Company, options to purchase shares of Common Stock of the Company and shares of Series A Preferred Stock of the Company listed on Exhibit A attached hereto (the "Prior Holders"), the holders of shares of Series B Preferred Stock of the Company listed on Exhibit B attached hereto (the "Series B Investors"), the holders of shares of or warrants to purchase shares of Series C Preferred Stock of the Company listed on Exhibit B attached hereto (the "Series C Investors") and the holders of shares of Series E Preferred Stock of the Company or warrants to purchase shares of Series F Preferred Stock of the Company listed on Exhibit C attached hereto (the "Series E Investors" and, collectively with the Prior Holders, the Series B Investors and the Series C Investors, the "Investors").

                                    RECITALS

        The Company, the Prior Holders, the Series B Investors and the Series C Investors are parties to the Voting Agreement dated as of September 30, 1999 (the "Prior Agreement"). The Company and the Series E Investors have entered into a Series E Preferred Stock Purchase Agreement dated as of December 21, 1999 (the "Purchase Agreement"), pursuant to which the Company desires to sell to the Series E Investors, and the Series E Investors desire to purchase from the Company, shares of the Company's Series E Preferred Stock. In order to induce the Series E Investors to purchase Series E Preferred Stock of the Company pursuant to the Purchase Agreement, the Company, the Prior Holders, the Series B Investors and the Series C Investors desire to enter into this Agreement upon the terms and conditions set forth below, which amends, restates and supersedes the Prior Agreement in its entirety.

                                    AGREEMENT

        The parties agree as follows:

        1. ELECTION OF DIRECTORS.

           1.1 BOARD REPRESENTATION. At each annual meeting of the shareholders of the Company, or at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company (the "Board") are to be elected, or whenever members of the Board are to be elected by written consent, the Investors agree to take all such actions as shall be reasonably necessary to affirmatively vote or act with respect to their shares so as to elect:

               (a) one (1) member of the Board designated by the holders of a majority of the shares of Series B Preferred Stock of the Company (the "Series B Director"); provided that the Series B Director shall be designated by Hummer Winblad Venture Partners or its affiliates ("Hummer Winblad"), so long as Hummer Winblad owns at least 1,500,000 shares of the Company's Common Stock, on an as-converted basis (as adjusted for any stock split, stock dividend, recapitalization and the like) and shall initially be Ann Winblad;

               (b) two (2) members of the Board (the "Prior Holders Directors") designated by the holders of a majority of outstanding shares of Common Stock and Series A Preferred Stock of the Company held by the Prior Holders, voting together as a single class on an as-converted basis, which director shall initially be James C. Heckman, Jr. and Saul Gamoran;

               (c) one (1) member of the Board designated by mutual consent of the Series B Director and the Prior Holders Directors and reasonably acceptable to each of them; provided, however, that such member shall (i) have relevant industry experience, (ii) not be otherwise affiliated with the Company or the Investors and (iii) initially be Michael B. Slade; and

               (d) one (1) member of the Board (the "Series E Director") designated by SOFTBANK Capital Partners, LP ( "SOFTBANK") on behalf of the Series E Investors; provided that such designee shall be mutually acceptable to SOFTBANK and the Company.

           1.2 APPOINTMENT OF DIRECTORS. In the event of the resignation, death, removal or disqualification of the Series B Director, a Prior Holders Director or the Series E Director, the Series B Investors, the Prior Holders or SOFTBANK on behalf of the Series E Investors, as the case may be, shall promptly nominate a new director as provided in Section 1.1, and each Investor and shall take all such actions as shall be reasonably necessary to affirmatively vote its shares of capital stock of the Company to elect such nominee to the Board.

           1.3 REMOVAL. The Series B Investors, the Prior Holders or the Series E Investors, as the case may be, may remove their designated director at any time and from time to time, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements under applicable law), in their sole discretion, and after written notice to each of the parties hereto of the new nominee to replace such director and after such nominee has been approved by the Company's directors in accordance with Section 1.1 above, each Investor shall promptly take all such actions as shall be reasonably necessary to affirmatively vote its shares of capital stock of the Company to elect such nominee to the Board.

           1.4 NEWS AMERICA OBSERVER. So long as News America Incorporated ("NAI") holds at least 1,000,000 shares of Preferred Stock of the Company (as adjusted for stock splits, stock dividends, recapitalizations and the like), the Company will permit a representative of NAI (the "NAI Observer") to attend all meetings of the Board and all committees thereof (whether in person, telephonic or otherwise) in a nonvoting observer capacity and shall provide to NAI, concurrently with the members of the Board, and in the same manner, notice of any such meeting and a copy of all materials provided to such members. Exchanges of confidential and proprietary information between the Company and the NAI Observer shall be governed by the terms of the Mutual Non-Disclosure Agreement, dated September 30, 1999, executed by the Company and NAI, and any confidential information transmittal records provided in connection therewith. The Company acknowledges that the NAI Observer will likely have, from time to time, information that may be of interest to the Company ("Information") regarding a wide variety of matters, including by way of example only, (a) NAI's technologies, plans and services, and plans and strategies relating thereto, (b) current and future investments NAI has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including without limitation, technologies, products and services that may be competitive with the Company's, and (c) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, without limitation, companies that may be competitive with the Company. The Company recognizes that a portion of such Information may be of interest to the Company. Such Information may or may not be known by the NAI Observer. The Company, as a material part of the consideration for this Agreement and the Purchase Agreement, agrees that NAI and the NAI Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investments based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit NAI's ability to pursue opportunities based on such Information or that would require NAI or the NAI Observer to disclose any such Information to the Company or offer any opportunity relating thereto to the Company.

        1.5 INTEL OBSERVER. So long as Intel Corporation ("Intel"), together with its subsidiaries (defined as entities of which Intel beneficially owns, directly or indirectly, at least 50% of the outstanding voting securities) holds at least 1,000,000 shares of Preferred Stock of the Company (as adjusted for stock splits, stock dividends, recapitalizations and the like), the Company will permit a representative of Intel (the "Intel Observer") to attend all meetings of the Board and all committees thereof (whether in person, telephonic or otherwise) in a non-voting observer capacity and shall provide to Intel, concurrently with the members of the Board, and in the same manner, notice of any such meeting and a copy of all materials provided to such members. Exchanges of confidential and proprietary information between the Company and the Intel Observer shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 0272085, dated March 2, 1999 executed by the Company and Intel, and any Confidential Information Transmittal Records provided in connection therewith. The Company acknowledges that the Intel Observer will likely have, from time to time, information that may be of interest to the Company ("Information") regarding a wide variety of matters, including by way of example only, (a) Intel's technologies, plans and services, and plans and strategies relating thereto, (b) current and future investments Intel has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including without limitation, technologies, products and services that may be competitive with the Company's, and (c) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, without limitation, companies that may be competitive with the Company. The Company recognizes that a portion of such Information may be of interest to the Company. Such Information may or may not be known by the Intel Observer. The Company, as a material part of the consideration for this Agreement and the Purchase Agreement, agrees that Intel and the Intel Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investments based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit Intel's ability to pursue opportunities based on such Information or that would require Intel or the Intel Observer to disclose any such Information to the Company or offer any opportunity relating thereto to the Company.

        2. ADDITIONAL REPRESENTATIONS AND COVENANTS.

           2.1 NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement.

           2.2 CHANGE IN NUMBER OF DIRECTORS. Except as is otherwise contemplated by this Agreement, the Investors will not vote for any amendment or change to the Articles of Incorporation or Bylaws of the Company providing for the election of more or less than four (4) directors, or any other amendment or change to the Articles of Incorporation or Bylaws of the Company inconsistent with the terms of this Agreement.

           2.3 LEGENDS. Each certificate representing shares of the Company's capital stock held by the Investors or any assignee of the Investors shall bear the following legend:

           "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

           2.4 EXPENSES OF DIRECTORS. The Company shall reimburse all members of the Board for all reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or committees thereof.

        3. TERMINATION.

           3.1 TERMINATION EVENTS. This Agreement, other than Section 4, which shall survive any termination pursuant to Section 3.1(a) below but shall remain subject to termination pursuant to Section 3.1(b), shall terminate upon the earlier of:

               (a) A firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $8.85 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of at least $15,000,000 (net of underwriting discounts and commissions) (a "Qualified IPO"); or

               (b) The sale, conveyance or disposal of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of that is effected in accordance with the provisions of the Amended and Restated Investor Rights Agreement dated as of the date hereof by and among the Company, the Investors and certain other holders of the Company's securities; provided, however, that this Section 3.1(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

           3.2 REMOVAL OF LEGEND. At any time after the termination of this Agreement in accordance with Section 3.1, any holder of a stock certificate legended pursuant to Section 2.3 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

        4. POST-IPO DIRECTORS. For a period of two (2) years following a Qualified IPO, NAI shall be entitled to designate a nominee to the Board, which nominee shall be reasonably acceptable to the other members of the Board. Upon the request of News America, the Company shall use its best efforts to cause the election of such nominee to the Board. For a period of two (2) years following a Qualified IPO, SOFTBANK shall be entitled to designate a nominee to the Board, which nominee shall be reasonably acceptable to the other members of the Board. Upon the request of SOFTBANK, the Company shall use its best efforts to cause the election of such nominee to the Board.

        5. MISCELLANEOUS.

           5.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

           5.2 AMENDMENTS AND WAIVERS. Any term hereof may be amended or waived only with the written consent of (a) the Company, (b) the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company (on an as-converted basis) held by the Prior Holders (voting together as a single class), (c) the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock of the Company (voting together as a single class) and (d) the holders of a majority of the outstanding shares of Series E Preferred Stock. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon the Company and the current and future holders of any shares of capital stock of the Company held by the Investors and each of their respective successors and assigns. Notwithstanding the foregoing, in the event that any employee or officer of the Company shall hold at least two percent (2%) of the outstanding shares of capital stock of the Company, such employee or officer shall become a party to this Agreement by execution of a counterpart signature page hereto, without further action by the parties. The Company covenants and agrees that any such employee or officer will become a party to this Agreement.

           5.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A, Exhibit B or Exhibit C hereto, or as subsequently modified by written notice.

           5.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

           5.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

           5.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

           5.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           5.8 TERMINATION OF PRIOR RIGHTS. Effective and contingent upon the execution of this Agreement by the Company, the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company (on an as-converted basis) held by the Prior Holders (voting together as a single class) and the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock of the Company (voting together as a single class), and upon the closing of the transactions contemplated by the Purchase Agreement, the Prior Agreement shall be null and void and amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Prior Holders and the Investors agree to be bound by the provisions hereof as the sole agreement with respect to the matters set forth herein.

                            [Signature Page Follows]

        The parties have executed this Amended and Restated Voting Agreement as of the date first written above.


                                 THE COMPANY:

                                 RIVALS.COM, INC.


                                 By:
                                    -------------------------------------------
                                    James C. Heckman, Jr.
                                    President


                                 Address:  71 Columbia Street, Suite 550
                                           Seattle, Washington  98104
                                 Fax:      (206) 381-6999



                                 INVESTORS:

                                 NEWS AMERICA INCORPORATED

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                                     (print)
                                 Title:
                                       ----------------------------------------





                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 HUMMER WINBLAD VENTURE PARTNERS III, L.P.


                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------


                                 HUMMER WINBLAD TECHNOLOGY FUND III, L.P.


                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------


                                 HUMMER WINBLAD VENTURE PARTNERS IV, L.P.


                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------




                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 INTEL CORPORATION



                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------






                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 THE PHOENIX PARTNERS III B
                                 LIMITED PARTNERSHIP


                                 By:  The Phoenix Management Partners III,
                                      its General Partner


                                 By:
                                    -------------------------------------------
                                    David B. Johnston,
                                    General Partner


                                 THE PHOENIX PARTNERS IV LIMITED PARTNERSHIP


                                 By:  The Phoenix Management Partners IV LLC,
                                      its General Partner



                                 By:
                                    -------------------------------------------
                                    David B. Johnston,
                                    Member






                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 HECKMAN MEDIA, INC.


                                 By:
                                    -------------------------------------------
                                    James C. Heckman, Jr.
                                    President


                                 ----------------------------------------------
                                 James C. Heckman, Jr.


                                 ----------------------------------------------
                                 SAUL GAMORAN


                                 ----------------------------------------------
                                 DAVID B. JOHNSTON


                                 ----------------------------------------------
                                 JEFFREY P. RICE


                                 ----------------------------------------------
                                 CRAIG OLSON


                                 ----------------------------------------------
                                 DAVID R. RICE







                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 GREAT NORTHERN VENTURES LLC



                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------









                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 NEAL DEMPSEY III AND JANET
                                 RAE DEMPSEY, TRUSTEES OF THE
                                 DEMPSEY 96 REVOCABLE TRUST
                                 DATED NOVEMBER 13, 1996



                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------



                                 ----------------------------------------------
                                 BRADLEY D. GREEN






                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                 SOFTBANK CAPITAL PARTNERS, L.P.

                                 By:  SOFTBANK Capital Partners LLC
                                      Its General Partner


                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------


                                 SOFTBANK CAPITAL ADVISORS FUND LP


                                 By: SOFTBANK Capital Partners LLC
                                     Its General Partner


                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------
                                                       (print)
                                 Title:
                                       ----------------------------------------








                       SIGNATURE PAGE TO RIVALS.COM, INC.
                      AMENDED AND RESTATED VOTING AGREEMENT

                                    Exhibit A

                                  PRIOR HOLDERS



NAME AND ADDRESS                                                            NO. OF SHARES
----------------                                                            -------------
James C. Heckman, Jr.                                                                 0
c/o Rivals.com, Inc.
71 Columbia Street, Suite 550
Seattle, Washington  98104

George Baggen                                                                   300,000
132 Lincoln Street
Sitka, Alaska  99835-7540

Neal Dempsey III and Janet Rae Dempsey,                                         300,000
  trustees of the Dempsey 96 Revocable
  Trust dated November 13, 1996
c/o Bay Partners
10600 North De Anza Boulevard, Suite 100
Cupertino, California  95014-2031

Bradley D. Green                                                                280,000
218 Main Street #272
Kirkland, Washington  98033-6018

James C. and Lea Heckman                                                        140,000
604 South Ennis
Port Angeles, Washington  98362-6646

Heckman Media, Inc.                                                           1,240,000
c/o Rivals.com, Inc.
71 Columbia Street, Suite 550
Seattle, Washington  98104
Attn:  James C. Heckman, Jr.

Alan S. Humason and Pamela Eimers                                               224,688
620 South B Street
Grangeville, Idaho  93530-1412

David B. Johnston                                                               298,888
c/o The Phoenix Partners
1000 Second Avenue, Suite 3600
Seattle, Washington  98104-1046

NAME AND ADDRESS                                                            NO. OF SHARES
----------------                                                            -------------
T. Dean Maher                                                                   200,000
3663 - 50th Avenue N.E.
Seattle, Washington  98105-5254

Craig Olson                                                                     300,000
P.O. Box 9312
Seattle, Washington  98109

Jeffrey P. Rice                                                                 200,000
5017 47th Avenue North
Seattle, Washington  98121

Saffron, LLC                                                                    100,000
17865 Ballinger Way
Lake Forest Park, Washington  98155-4234
Attn:  Laurel James

John E. Spurrier                                                                200,000
P.O. Box 21513
Seattle, Washington  98111-3513

David R. Rice                                                                    80,000
6598 - 153rd Avenue S.E.
Bellevue, Washington  98006

Jeffrey Savage                                                                   40,000
4374 East Briles Road
Phoenix, Arizona  85024

Keith R. Haynes                                                                  80,000
P.O. Box  7403
Shoreline, Washington  98133-7403

Deborah Eimers                                                                   80,000
3183 Fox Spit Road
Langley, Washington  98260

Great Northern Ventures LLC                                                      60,000
2325 E. Thomas Street
Seattle, Washington  98112
Attn:  Bill Sornsin

                                    Exhibit B

                         SERIES B AND SERIES C INVESTORS




NAME/ADDRESS/FAX                                                            NO. OF SHARES
----------------                                                            -------------
News America Incorporated                                                     4,238,999
c/o News America Digital Publishing, Inc.
620 Avenue of the Americas, Sixth Floor
New York, New York  10011
Attn:  Kathryn Fink, Senior Vice President,
  Finance and Business Operations
Fax:  (212) 462-6111

Hummer Winblad Venture Partners III, L.P.                                     3,620,656
2 South Park, 2nd Floor
San Francisco, California  94107
Attn:  Ann Winblad
Fax: (415) 979-9601

Hummer Winblad Technology Fund III, L.P.                                        190,561
2 South Park, 2nd Floor
San Francisco, California  94107
Attn:  Ann Winblad
Fax: (415) 979-9601

Hummer Winblad Technology Fund IV, L.P.                                       1,313,509
2 South Park, 2nd Floor
San Francisco, California  94107
Attn:  Ann Winblad
Fax: (415) 979-9601

Intel Corporation                                                             2,562,364
Attn:  Mergers & Acquisitions Portfolio Manager
RN6-46
2200 Mission College Boulevard
Santa Clara, California  95052
Fax: (408) 765-1399

The Phoenix Partners IV Limited Partnership                                   1,042,980
1000 Second Avenue, Suite 3600
Seattle, Washington  98104
Attn: David B. Johnston
Fax: (206) 624-1907

NAME/ADDRESS/FAX                                                            NO. OF SHARES
----------------                                                            -------------
The Phoenix Partners III B Limited Partnership                                  238,201
1000 Second Avenue, Suite 3600
Seattle, Washington  98104
Attn: David B. Johnston
Fax: (206) 624-1907

Heckman Media, Inc.                                                                   0
c/o Rivals.com, Inc.
71 Columbia Street, Suite 550
Seattle, Washington  98104
Fax:  (206) 381-6999

Saul Gamoran                                                                    100,000
c/o Rivals.com, Inc.
71 Columbia Street, Suite 550
Seattle, Washington  98104
Fax:  (206) 381-6999

Venture Law Group Investments 1999                                               15,238
2800 Sand Hill Road
Menlo Park, California  94025
Fax: (650) 233-8386

Craig E. Sherman                                                                  3,809
c/o Venture Law Group
4750 Carillon Point
Kirkland, Washington  98033
Fax: (425) 739-8750

Jeffrey P. Rice                                                                  48,871
5017 47th Avenue North
Seattle, Washington  98121

RIP General Partnership                                                          97,743
Attn:  Kris Olsen
18706 - 85th Place W.
Edmonds, Washington  98026

Rock Creek Partners                                                              48,871
Attn:  Rich Morgan
1300 Dexter Avenue N., Suite 110
Seattle, Washington  98109

NAME/ADDRESS/FAX                                                             NO. OF SHARES
----------------                                                             -------------
Mike Hubbard                                                                     48,871
6802 - 96th Avenue SE
Mercer Island, Washington  98040

Overlake Orthopaedic & Fracture                                                  48,819
  Center Profit Sharing Trust
Attn:  E.M. Vansandt
9432 Calla Da Valle
Scottsdale, Arizona  85255

Willamette Trust dated 10/25/95                                                  48,151
Attn:  Thomas Meadowcroft
400 Woodland Road
Kentfield, California  94904

Dakota Capital Partners, L.L.C.                                                  19,201
Attn: Brian Boorstein
Two North Riverside Plaza
Chicago, Illinois  60606

Chris and Melissa Grathwohl                                                      48,433
c/o  MPC, Inc.
511 Walnut Avenue N.
Ketchum, Idaho  83340

Great Northern Ventures LLC                                                     192,104
Attn:  Bill Sornsin
2325 E. Thomas Street
Seattle, Washington  98112

Stephen Stroh                                                                    47,984
2910 - 213th Street SE
Bothell, Washington  98021

Joe Reynolds                                                                     12,032
5713 - 205th Avenue SE
Snohomish, Washington  98290

Scott Blumfield                                                                  12,024
20 Northview Court
Lake Oswego, Oregon  97035

NAME/ADDRESS/FAX                                                             NO. OF SHARES
----------------                                                             -------------
Michael Doney                                                                    12,024
14514 - 26th Drive SE
Mill Creek, Washington  98012

Staenberg Private Capital, LLC                                                   47,963
2000 First Avenue, Suite 1001
Seattle, Washington  98121

Gary Silverman                                                                   19,201
c/o Kirkland & Ellis
200 East Randolph Drive, Suite 5700
Chicago, Illinois  60601

Michael S. and Mary C. Moses                                                     48,151
9716 North 71st Street
Paradise Valley, Arizona  85253

George Baggen                                                                    48,527
132 Lincoln Street
Sitka Alaska  99835-7540

Dennis Green                                                                     24,195
215 North 22nd Avenue
Yakima, Washington  98902

Andrew Rice                                                                      12,024
4209 Ashton Street
San Diego, California  92110

Michael B. Slade                                                                 47,619
3732 E. High Lane
Seattle, Washington  98112

John Uppendahl                                                                   25,000
4917 - 122nd Avenue S.E.
Bellevue, Washington  98006

                                    Exhibit C

                               SERIES E INVESTORS



NAME/ADDRESS/FAX                                                             NO. OF SHARES
----------------                                                             -------------
SOFTBANK Capital Partners LP                                                   2,957,100
10 Langley Road
Suite 403
Newton Center, MA  02159
Attn:   Steve Murray
Fax:  (617) 928-9301

SOFTBANK Capital Advisors Fund LP                                                 42,900
10 Langley Road
Suite 403
Newton Center, MA  02159
Attn:   Steve Murray
Fax:  (617) 928-9301